Exhibit 10.2

HOUSING REPAIR AND MAINTENANCE LETTER AGREEMENT

June 29, 2023
The City of New York
c/o Department of Housing Preservation and Development
100 Gold Street
New York, New York 10038
Attention: Assistant Commissioner of Preservation Finance

Re:	Housing Repair and Maintenance
Housing Preservation Opportunities Program
Flatbush Gardens HDFC.HPO.FY23
Block	Lot	Address:
4964	40	1368 New York Avenue
4964	47	3101 Foster Avenue
4967	40	3505 Foster Avenue
4981	1	1401 New York Avenue
4981	50	1402 Brooklyn Avenue
4995	30	3202 Foster Avenue
5000	200	1405 Brooklyn Avenue
Brooklyn, New York

Dear Assistant Commissioner:

Renaissance Equity Holdings LLC A (“A Owner”), Renaissance Equity Holdings LLC B (“B Owner”), Renaissance Equity Holdings LLC C (“C Owner”), Renaissance Equity Holdings LLC D (“D Owner”), Renaissance Equity Holdings LLC E (“E Owner”), Renaissance Equity Holdings LLC F (“F Owner”), Renaissance Equity Holdings G (“G Owner”, and together with A Owner, B Owner, C Owner, D Owner, E, Owner and F Owner, “Beneficial Owner”), and Flatbush Gardens Housing Development Fund Corporation (“Legal Owner” and, together with Beneficial Owner, “Owner”) deliver this letter agreement in connection with that certain Affordable Housing Regulatory Agreement (“Regulatory Agreement”), dated as of the date hereof, between the Owner and the City of New York, acting by and through its Department of Housing Preservation and Development (“HPD”), encumbering the Property described above. Capitalized terms not otherwise defined in this letter shall have the meanings ascribed to such terms in the Regulatory Agreement.

Pursuant to the Regulatory Agreement, Owner has agreed to perform certain rehabilitation work required by HPD. The purpose of this letter is to further describe such rehabilitation work.

Owner, at its sole cost and expense, agrees to perform the work described in (i) Exhibit B annexed hereto and made a part hereof (the “Critical Repair Work”), (ii) Exhibit C annexed hereto and made a part hereof (the “Short-Term Repair Work”), and (iii) Exhibit D annexed hereto and made a part hereof (the “Aging in Place Work”) (Critical Repair Work, Short-Term Repair Work, and Aging in Place Work, collectively, the “Work”) in good workmanlike manner, using high-quality materials, in compliance in all material respects with all requirements of all governmental authorities having jurisdiction, and in accordance with the Regulatory Agreement.

Owner shall cause the removal of all municipal violations of record against the Property (except those consented to by HPD) by the performance of all necessary work to cure said violations, including any and all violations of record against the Property as noted in the title report MTANY-188385-01 by Madison Title Agency, as agent for Stewart Title Insurance Company dated as of April 18, 2023, and shall pay all fines and charges in connection therewith. Upon request, Owner shall provide HPD with evidence satisfactory to HPD that the Project is free and clear of all municipal violations.

Owner shall not use funds in any reserve account for the Project or the proceeds of any loans from HPD or HDC to fund any of the rehabilitation work described in this letter or to pay any municipal fines or charges levied in connection with the Project unless otherwise agreed to in writing by HPD.

●

Unless extended by HPD, the Critical Repair Work described in this letter shall be completed within twelve (12) months of the date hereof, subject to unavoidable delay not caused by the action or inaction of Owner.

●

Unless extended by HPD, the Short-Term Repair Work described in this letter shall be completed within thirty-six (36) months of the date hereof, subject to unavoidable delay not caused by the action or inaction of Owner.

●

Unless extended by HPD, the Aging in Place Work described in this letter shall be completed within twenty-four (24) months of the date hereof, subject to unavoidable delay not caused by the action or inaction of Owner.

Upon completion of the Work, Owner shall submit to HPD for review and approval a Completion Affidavit in the form attached hereto as Exhibit E, and any other such notarized statements and / or documentation requested by HPD, verifying that such work has been completed and the location and quantity of such completed work. Such statement shall be signed by Owner, and, HPD will also require Owner to obtain notarized certification by an architect, engineer, or other technical service provider verifying that such work has been completed. Both the Completion Affidavit and the notarized certification from the provider must be submitted to HPD. Owner shall also submit copies of paid receipts and invoices for all materials, equipment, and labor required to complete the Work, and any other documentation required by HPD.

Within ninety (90) days of the date hereof, Owner, in coordination with an architect, engineer, or other technical service provider shall provide to HPD a relevant construction schedule that details the phasing schedule of the scope items in Exhibit B. Within one-hundred twenty (120) days of the date hereof, Owner, in coordination with an architect, engineer, or other technical service provider shall provide to HPD a relevant construction schedule that details the phasing schedule of the scope items in Exhibit C.

Owner shall notify HPD in writing if any tenant refuses access to Owner, its agents, or its contractors, and prevents Owner from completing the rehabilitation work described in this letter within the required timeframe. Such notice shall identify the specific work that cannot be completed and the reasons therefor. HPD may waive the required work described in such notice and / or extend the time for completion of such work. HPD may also require Owner to enter into a completion agreement satisfactory to HPD to ensure compliance as promptly as possible if HPD determines, in its sole and absolute discretion, that the work specified (i) will be funded directly or indirectly by financial assistance provided by HPD, or (ii) is required by law. In connection with any such completion agreement, HPD may require: (i) Owner to record the completion agreement as a restrictive covenant against the Property; (ii) additional security for Owner’s obligation to complete the required work, including, but not limited to, an escrow of funds and an indemnity agreement from Owner’s principals; and (iii) that Owner prepare the plans and specifications for the required work and obtain HPD’s prior written consent for such plans.

Owner understands and agrees that: (i) any waiver or extension must be in writing and signed by HPD; (ii) no waiver or extension granted by HPD shall apply to any matter other than the rehabilitation work specified in such writing; and (iii) no action or inaction by HPD at any time will be construed as a waiver of, or preclude the enforcement of, any rights or remedies of HPD under the Regulatory Agreement, any other document related to the Project, applicable law, or any other source of authority. No waiver or extension granted by HPD shall be construed as a representation by HPD that the Project will be in compliance with applicable law if the subject work is not completed. The Owner is solely responsible for any violations of law resulting from the failure to perform and complete such work, including, but not limited to, any violation of Section 504 of the Rehabilitation Act (29 USC § 794), the implementing regulations at 24 CFR part 8, and any laws requiring the provision of reasonable accommodations for individuals with disabilities.

Owner understands and agrees that HPD, its officials and employees, and each of their successors and assigns, are relying on the truthfulness and veracity of the representations and statements contained in this letter – which may be a copy – as an inducement to HPD’s agreement to assist the Project and sign the Regulatory Agreement.

Owner shall take affirmative action to assure the proper utilization of minority as well as non-minority workers, contractors, and subcontractors in connection with the Work. Owner shall not discriminate in hiring workers, nor shall it employ any contractor or subcontractors who shall discriminate in hiring workers, nor shall it employ any contractor or subcontractors who shall discriminate in hiring workers because of age, sex, age, color, creed, or national origin, in connection with the Work.

In any action or proceeding commenced by HPD against Owner arising out of or in connection with Owner’s breach or violation of this Agreement, Owner hereby consents that service of process upon Owner may be made by regular mail and that such service shall constitute personal service upon Owner.

The Agreement shall bind the Owner and HPD and their respective heirs, personal representatives, successors, and assigns. This Agreement shall not be modified, changed, discharged, waived, or terminated orally but only by an agreement in writing duly executed by HPD and Owner.

If this Agreement contains any unlawful provision not an essential part of this Agreement, and which shall not appear to have been a controlling or material inducement to the making thereof, the same shall be deemed of no effect and shall, upon notice by either party, be deemed stricken from this Agreement without affecting the binding force of the remainder.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same document, and any of the parties or signatories hereto may execute this Agreement by signing any such counterparts.

[NO FURTHER TEXT – SIGNATURE PAGE FOLLOWS]

Very Truly yours,

RENAISSANCE EQUITY HOLDINGS LLC A

By:
Name:	David Bistricer
Title:	CEO

RENAISSANCE EQUITY HOLDINGS LLC B

By:
Name:	David Bistricer
Title:	CEO

RENAISSANCE EQUITY HOLDINGS LLC C

By:
Name:	David Bistricer
Title:	CEO

RENAISSANCE EQUITY HOLDINGS LLC D

By:
Name:	David Bistricer
Title:	CEO

RENAISSANCE EQUITY HOLDINGS LLC F

By:
Name:	David Bistricer
Title:	CEO

RENAISSANCE EQUITY HOLDINGS LLC G

By:
Name:	David Bistricer
Title:	CEO

FLATBUSH GARDENS HOUSING DEVELOPMENT FUND CORPORATION

By:
Name:	mie A. Smarr
Title:	President

SCHEDULE A

THE PREMISES

All those certain plots, pieces, and parcels of land, with the buildings and improvements thereon erected, situate, lying, and being in the City and State of New York, County of Kings, designated on the Tax Map of the City of New York:

4964	40	1368 New York Avenue

4964	47	3101 Foster Avenue

4967	40	3505 Foster Avenue

4981	1	1401 New York Avenue

4981	50	1402 Brooklyn Avenue

4995	30	3202 Foster Avenue

5000	200	1405 Brooklyn Avenue

Borough:	Brooklyn

County:	Kings

EXHIBIT B

CRITICAL REPAIR WORK

Scope Item	Building	Scope Area
Replace Broken/Uplifted Flags	All Areas	Site Work
Roof Replacement	1358 New York Ave 1360 New York Ave 1362 New York Ave 1364 New York Ave	Building Envelope
Window Replacement	1358 New York Ave 1360 New York Ave 1362 New York Ave 1364 New York Ave	Building Envelope
Repair Roof Drains	1358 New York Ave 1360 New York Ave 1362 New York Ave 1364 New York Ave	Building Systems
Replace Water Riser Valves	1403 New York Ave 1405 New York Ave 1407 New York Ave 1409 New York Ave	Building Systems
Replace Pressure Valves	1403 New York Ave 1405 New York Ave 1407 New York Ave 1409 New York Ave	Building Systems
Waste Line Repairs	1403 New York Ave 1405 New York Ave 1407 New York Ave 1409 New York Ave	Building Systems
Steam Lines Repairs as needed – Riser and Horizontal Lines	1403 New York Ave 1405 New York Ave 1407 New York Ave 1409 New York Ave	Building Systems
Elevator Controls Upgrade – Comply with 2027 Rules as needed	Courts G	Building Systems
Redo Drain at Office Ramp – Add 2 Additional Linear Drains	Management Office	Building Systems
Façade Repairs	1358 New York Ave 1360 New York Ave 1362 New York Ave 1364 New York Ave	Building Envelope
Garage Repairs	F Court	Building Envelope
Provide AC Brackets – Correct Units with Dangerous AC Mount as needed	All Buildings	Building Systems
Upgrade Hallways – Walls and Flooring	1358 New York Ave 1360 New York Ave 1362 New York Ave 1364 New York Ave	Interior Common Space
Repair and Repave Walkways	All Areas	Site Work
Insulate Existing Steam Supply Piping – for LL97 Prospective Pathway	All Buildings	Building Systems
Insulate Steam System Condenser Tanks – for LL97 Prospective Pathway	All Buildings	Building Systems
Consult with Pest Management	All Areas	Healthy/Pest Management
Asbestos & LEAD Testing – for Roof, Windows, and Waste Lines	All Areas	Environmental

EXHIBIT C

SHORT-TERM REPAIR WORK

Scope Name	Building	Scope Area
Replace Broken/Uplifted Flags	All Areas as needed	Site Work
Roof Replacement	1366 New York Ave 1368 New York Ave 1402 New York Ave 1404 New York Ave 1406 New York Ave	Building Envelope
Window Replacement	1366 New York Ave 1368 New York Ave 1402 New York Ave 1404 New York Ave 1406 New York Ave	Building Envelope
Repair Roof Drains	1366 New York Ave 1368 New York Ave 1402 New York Ave 1404 New York Ave 1406 New York Ave	Building Systems
Waste Line Repairs	All Buildings	Building Systems
Steam Lines Repairs – Riser and Horizontal Lines as needed	Courts E, F & G	Building Systems
Paint & Scrape Fire Escapes	1366 New York Ave 1368 New York Ave 1402 New York Ave 1404 New York Ave 1406 New York Ave	Site Work
Façade Repairs	1366 New York Ave 1368 New York Ave 1402 New York Ave 1404 New York Ave 1406 New York Ave	Building Envelope
Promenade Repairs– Plaza Above Garages	F Court	Building Envelope
Garage Repairs	E Court	Site Work
Upgrade Hallways – Walls and Flooring	1366 New York Ave 1368 New York Ave 1402 New York Ave 1404 New York Ave 1406 New York Ave	Interior Common Space
Repair and Repave Walkways as needed	All Areas	Site Work
Insulate Existing Steam Supply Piping – for LL97 Prospective Pathway	Courts E, F & G	Building Systems
Install Radiator Radiant Barriers– for LL97 Prospective Pathway	Courts E, F & G	Building Systems
TRVs – for LL97 Prospective Pathway	Courts E, F & G	Building Systems
Repair Boiler Feed Unit Supports - B Court	B Court	Building Systems
Asbestos & LEAD Testing – for Roof, Windows, and Waste Lines	All Areas	Environmental
Elevator Control Upgrades – Comply with 2027	Courts E &F

EXHIBIT D

AGING IN PLACE WORK

Building Address	Unit #	Kitchen Package	Bathroom Package
1352 New York Avenue	2D	Yes	Yes
1355 New York Avenue	6E	Yes	Yes
1355 New York Avenue	6G	Yes	Yes
1356 New York Avenue	4A	Yes	Yes
1360 New York Avenue	1E	No	Yes
1360 New York Avenue	6G	Yes	Yes
1360 New York Avenue	2E	Yes	Yes
1364 New York Avenue	3G	Yes	Yes
1364 New York Avenue	5A	Yes	Yes
1366 New York Avenue	4F	Yes	Yes
1366 New York Avenue	5D	Yes	Yes
1366 New York Avenue	4A	Yes	Yes
1370 New York Avenue	6D	No	Yes
1370 New York Avenue	1C	Yes	Yes
1372 New York Avenue	4E	Yes	Yes
1372 New York Avenue	4F	Yes	Yes
1372 New York Avenue	2B	Yes	Yes
1401 New York Avenue	3G	Yes	Yes
1401 New York Avenue	1F	Yes	Yes
1401 New York Avenue	5A	Yes	Yes
1402 Brooklyn Avenue	5G	Yes	Yes
1402 Brooklyn Avenue	1A	No	Yes
1402 Brooklyn Avenue	2C	Yes	Yes
1402 Brooklyn Avenue	6A	Yes	Yes
1402 New York Avenue	1F	Yes	Yes
1402 New York Avenue	6B	No	No
1402 New York Avenue	4C	Yes	Yes
1403 New York Avenue	5D	Yes	Yes
1403 New York Avenue	6F	Yes	Yes
1404 Brooklyn Avenue	3G	Yes	Yes
1404 Brooklyn Avenue	4A	Yes	Yes
1404 Brooklyn Avenue	4D	Yes	Yes
1404 New York Avenue	5E	Yes	Yes
1404 New York Avenue	4A	Yes	Yes
1405 Brooklyn Avenue	4E	Yes	Yes

1405 Brooklyn Avenue	6F	No	No
1406 Brooklyn Avenue	3F	Yes	Yes
1406 New York Avenue	5G	Yes	Yes
1406 New York Avenue	2B	Yes	Yes
1407 New York Avenue	1D	Yes	Yes
1407 New York Avenue	5B	Yes	Yes
1409 New York Avenue	1A	No	No
1409 New York Avenue	1G	No	Yes
1409 New York Avenue	3A	Yes	Yes
1410 Brooklyn Avenue	4A	Yes	Yes
1410 New York Avenue	4G	Yes	Yes
1412 Brooklyn Avenue	6E	Yes	Yes
1412 New York Avenue	1E	Yes	Yes
1414 Brooklyn Avenue	6G	Yes	Yes
1414 Brooklyn Avenue	1C	Yes	Yes
1414 New York Avenue	1G	Yes	Yes
1414 New York Avenue	1B	Yes	Yes
1415 New York Avenue	3G	Yes	Yes
1416 Brooklyn Avenue	1A	Yes	Yes
1416 Brooklyn Avenue	4A	Yes	Yes
1416 New York Avenue	6B	No	No
1416 New York Avenue	6E	No	No
1417 New York Avenue	5E	No	No
1417 New York Avenue	3D	Yes	Yes
1417 New York Avenue	6B	Yes	Yes
1418 Brooklyn Avenue	4B	No	Yes
1419 New York Avenue	1C	Yes	Yes
1420 Brooklyn Avenue	6D	Yes	Yes
1421 Brooklyn Avenue	5G	No	No
1425 Brooklyn Avenue	4B	Yes	Yes
3101 Foster Avenue	2B	Yes	Yes
3102 Newkirk Avenue	6A	Yes	Yes
3103 Foster Avenue	3A	No	No
3103 Foster Avenue	6C	Yes	Yes
3104 Newkirk Avenue	6F	Yes	Yes
3104 Newkirk Avenue	6B	Yes	Yes
3301 Foster Avenue	2A	Yes	Yes
3301 Foster Avenue	3F	Yes	Yes
3305 Foster Avenue	1C	Yes	Yes
3305 Foster Avenue	2E	No	Yes
3505 Foster Avenue	2E	Yes	Yes

EXHIBIT E

COMPLETION AFFIDAVIT

STATE OF NEW YORK	}
} ss.:
COUNTY OF NEW YORK	}

, being duly sworn, under penalty of perjury, deposes and says:

1.	I am the of (“Owner”), which owns the premises known as , New York (“Premises”), and am duly authorized to make this affidavit on behalf of Owner.

2.

Reference is made to (a) that certain Affordable Housing Regulatory Agreement (“Regulatory Agreement”), dated as of                                   , 2023, by and between Owner and the City of New York (“City”), acting by and through its Department of Housing Preservation and Development (“HPD”), and (b) that certain Housing Repair and Maintenance Agreement (“HRA”), dated as of                                 , 2023, and executed by Owner.

3.	Owner entered into the Regulatory Agreement and HRA as conditions to participation in HPD’s Housing Preservation Opportunities Program.

4.

Pursuant to the Regulatory Agreement and HRA, Owner is required to perform certain repairs and / or rehabilitation work at the Premises (collectively, the “Work”), cause all municipal violations of record against the Premises to be removed, and to pay all fines and charges in connection with such violations by the dates referenced therein.

5.

The Work has been completed in a good and workmanlike manner using high-quality materials, and such Work fully complies with all applicable requirements of governmental authorities having jurisdiction.

6.	If so required by law, the Premises is registered properly with HPD.

7.

Owner recognizes and acknowledges that this affidavit has no effect upon the authority of the City and HPD to enforce the Housing Maintenance Code, the Multiple Dwelling Law, or any other law or rule. This affidavit will not constitute a bar, defense, or affirmative defense to any litigation or administrative action by the City or HPD.

Name:

Sworn to before me on the

         day of          , 20

Notary Public